Long-Term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-Term Debt
12. LONG-TERM DEBT
The Company’s long-term debt was comprised of a $1.5 million promissory note pursuant to the Paycheck Protection Program (the PPP loan) established by the Coronavirus Aid, Relief, and Economic Security Act (the CARES Act) implemented by the U.S. Small Business Administration (SBA). The Company received the funds under the PPP loan on April 19, 2020. Subject to certain conditions, the PPP loan and accrued interest were eligible to be forgiven in whole or in part by applying for forgiveness pursuant to the CARES Act and the Paycheck Protection Program. In order to be eligible for forgiveness, the proceeds of the PPP loan were required to be applied to certain eligible expenses, including payroll costs, interest on certain mortgage obligations, rent payments on certain leases, and certain qualified utility payments, with not more than 40 percent of the amount applied to non-payroll
costs.
The Company applied the proceeds from the PPP loan toward qualifying expenses. On October 21, 2020, as modified December 29, 2020, the Company applied for forgiveness of the full principal amount and all accrued interest. On April 8, 2021, the Company was notified by the SBA that the full principal amount and all accrued interest of the PPP loan had been forgiven. Accordingly, the Company recognized a gain upon the extinguishment of the PPP loan for $1.5 million during the second quarter of 2021.